SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 11, 2001



                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




DELAWARE                333-22327               75-2655744
--------                ---------               ----------
(STATE OR OTHER         (COMMISSION FILE        (IRS EMPLOYER IDENTIFICATION
JURISDICTION  OF        NUMBER)                 NUMBER)
INCORPORATION)


                             1355 WINDWARD CONCOURSE
                            ALPHARETTA,GEORGIA 30005

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (678) 339-9343
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     OTHER  EVENTS
             -------------

     THIS  CURRENT  REPORT  ON  FORM  8-K  IS  BEING FILED TO FILE A COPY OF THE
CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING AUGUST 31, 2001.


     CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF JANUARY 31, 1996 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON APRIL 5, 1996.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

(C)     EXHIBITS

EXHIBIT  NO.

     19.1      CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
                     UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                NATIONSCREDIT GRANTOR TRUST 1996 - 1 (REGISTRANT)


       BY:  NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA, AS SERVICER OF
                       NATIONSCREDIT GRANTOR TRUST 1996-1




DATE:  SEPTEMBER  11,  2001          BY:  /S/  RHONDA  NANTZ
       --------------------               ------------------
                                     NAME:     RHONDA  NANTZ
                                     TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX


     EXHIBIT  NUMBER               DESCRIPTION
     ---------------               -----------

          19.1                     CERTIFICATEHOLDERS  STATEMENTS